EXHIBIT 99.1

COMPANY REGISTRATION NO: 3998077

BEN SHERMAN LIMITED

REPORT AND FINANCIAL STATEMENTS

30 JUNE 2003

DELOITTE & TOUCHE LLP
CHARTERED ACCOUNTANTS
BELFAST

BEN SHERMAN LIMITED

REPORT AND FINANCIAL STATEMENTS 2003

CONTENTS

PAGE
Officers and professional advisors	1
Directors’ report	2-3
Independent auditors’ report	4
Consolidated profit and loss account	5
Consolidated balance sheet	6
Company balance sheet	7
Cash flow statement	8
Notes to the accounts	9-20

BEN SHERMAN LIMITED

REPORT AND FINANCIAL STATEMENTS 2003

OFFICERS AND PROFESSIONAL ADVISORS

DIRECTORS

Michael Lamont
Robert McGowan-Smyth
Miles Gray
Mark Sater
Bernard Solomons
Miles Templeman

SECRETARY

Michael Lamont

REGISTERED OFFICE

2 Eyre Street Hill
Clerkenwell
London
EC1R 5ET

BANKERS

Bank of Scotland
The Mound
Edinburgh
EH1 1YZ

SOLICITORS

Maclay Murray Spens
151 St Vincent Street
Glasgow
G2 5NJ

AUDITORS

Deloitte & Touche LLP
Chartered Accountants
Belfast

BEN SHERMAN LIMITED

DIRECTORS’ REPORT

The directors present their report and the audited financial statements for the year to 30 June 2003.

PRINCIPAL ACTIVITY AND BUSINESS REVIEW

The principal activities of the Group consist of the design, importing and distribution of apparel and footwear.

REVIEW OF BUSINESS

The directors are satisfied with the results for the year, the investment of recent years is showing through in strong performances for Ben Sherman footwear and apparel, in the UK and international markets.

RESULTS AND DIVIDENDS

The profit for the year after taxation is £3,048k (2002: loss £575k). The directors propose a dividend of £1,038k (2002: £494k).

DIRECTORS AND THEIR INTERESTS

The directors who served during the year are shown below:

Michael Lamont
Robert McGowan-Smyth
Miles Gray
Mark Sater
Bernard Solomons
Miles Templeman (appointed 1 June 2002)

The directors who served at the year end had an interest in the shares of the company as follows:

	30 JUNE 2003	30 JUNE 2002
	£1 ORDINARY	£1 ORDINARY
	SHARES	SHARES
Miles Gray	14,583	12,500
Mike Lamont	9,583	6,250
Mark Sater	6,250	6,250
Bernard Solomons	1,667	—
Miles Templeman	3,334	—

BEN SHERMAN LIMITED

DIRECTORS’ REPORT (CONT’D)

STATEMENT OF DIRECTORS’ RESPONSIBILITIES

United Kingdom company law requires the directors to prepare financial statements for each financial year which give a true and fair view of the state of affairs of the company and the group as at the end of the financial year and of the profit or loss of the group for that year. In preparing those financial statements, the directors are required to:

•	select suitable accounting policies and then apply them consistently;

•	make judgements and estimates that are reasonable and prudent;

•	state whether applicable accounting standards have been followed, subject to any material departures disclosed and explained in the financial statements; and

•	prepare the financial statements on the going concern basis unless it is inappropriate to presume that the company will continue in business.

The directors are responsible for maintaining proper accounting records which disclose with reasonable accuracy at any time the financial position of the company and which enable them to ensure that the financial statements are prepared in compliance with the Companies Act 1985. They are also responsible for safeguarding the assets of the company and hence for taking reasonable steps for the prevention and detection of fraud and other irregularities.

AUDITORS

On 1 August 2003, Deloitte & Touche, the Company’s auditors transferred their business to Deloitte & Touche LLP, a limited liability partnership incorporated under the Limited Liability Partnerships Act 2000. The Company’s consent has been given to treating the appointment of Deloitte & Touche as extending to Deloitte & Touche LLP with effect from 1 August 2003 under the provisions of section 26(5) of the Companies Act 1989. A resolution to re-appoint Deloitte & Touche LLP as the Company’s auditors will be proposed at the forthcoming Annual General Meeting.

Approved by the Board of Directors on 22 September 2003
and signed on behalf of the Board

M Lamont
Secretary

INDEPENDENT AUDITORS’ REPORT TO THE MEMBERS OF BEN SHERMAN LIMITED

We have audited the financial statements of Ben Sherman Limited for the year ended 30 June 2003 which comprise the profit and loss account, the balance sheets, the cash flow statement, and the related notes 1 to 23. These financial statements have been prepared under the accounting policies set out therein.

RESPECTIVE RESPONSIBILITIES OF DIRECTORS AND AUDITORS

As described in the statement of directors’ responsibilities, the company’s directors are responsible for the preparation of the financial statements in accordance with applicable United Kingdom law and accounting standards. Our responsibility is to audit the financial statements in accordance with relevant United Kingdom legal and regulatory requirements and auditing standards.

We report to you our opinion as to whether the financial statements give a true and fair view and are properly prepared in accordance with the Companies Act 1985. We also report if, in our opinion, the directors’ report is not consistent with the financial statements, if the company has not kept proper accounting records, if we have not received all the information and explanations we require for our audit, or if information specified by law regarding directors’ remuneration and transactions with the company and other members of the group is not disclosed.

We read the directors’ report for the above year as described in the contents section and consider the implications for our report if we become aware of any apparent misstatements.

BASIS OF OPINION

We conducted our audit in accordance with United Kingdom auditing standards issued by the Auditing Practices Board. An audit includes examination, on a test basis, of evidence relevant to the amounts and disclosures in the financial statements. It also includes an assessment of the significant estimates and judgements made by the directors in the preparation of the financial statements, and of whether the accounting policies are appropriate to the company’s and the group’s circumstances, consistently applied and adequately disclosed.

We planned and performed our audit so as to obtain all the information and explanations which we considered necessary in order to provide us with sufficient evidence to give reasonable assurance that the financial statements are free from material misstatement, whether caused by fraud or other irregularity or error. In forming our opinion we also evaluated the overall adequacy of the presentation of information in the financial statements.

OPINION

In our opinion the financial statements give a true and fair view of the state of affairs of the company and the group as at 30 June 2003 and of the profit of the group for the year then ended and have been properly prepared in accordance with the Companies Act 1985.

DELOITTE & TOUCHE LLP
Chartered Accountants and Registered Auditors
Belfast

17 October 2003

BEN SHERMAN LIMITED

CONSOLIDATED PROFIT AND LOSS ACCOUNT
FOR THE YEAR ENDED 30 JUNE 2003

		2003	2002
	NOTE	£’000	£’000
TURNOVER	1, 2	90,124	83,290
Cost of sales		(56,190)	(52,816)

GROSS PROFIT		33,934	30,474
Selling and distribution costs
- Exceptional distribution costs		—	(351)
- Normal distribution costs		(16,389)	(16,663)

		(16,389)	(17,014)

Administrative expenses
- Amortisation of goodwill		(1,980)	(1,980)
- Other administration expenses		(10,122)	(8,908)

		(12,102)	(10,888)

Other operating income		2,429	1,662

OPERATING PROFIT	3	7,872	4,234
Profit/(loss) on disposal of fixed assets		193	(8)
Interest payable and similar charges:
Interest		(2,569)	(3,701)
Amortisation of costs of loan finance		(119)	(119)

	4	(2,688)	(3,820)

PROFIT ON ORDINARY ACTIVITIES BEFORE TAXATION		5,377	406
Taxation on profit on ordinary activities	7	(2,329)	(981)

PROFIT/(LOSS) ON ORDINARY ACTIVITIES AFTER TAXATION		3,048	(575)
Equity dividends proposed	9	(1,038)	(494)

RETAINED PROFIT/(LOSS) FOR THE YEAR	19	2,010	(1,069)

All activities derive from continuing operations.

There were no recognised gains or losses other than the profit for the financial year and the loss for the preceding financial year. Accordingly, no statement of total recognised gains or losses is given.

BEN SHERMAN LIMITED

CONSOLIDATED BALANCE SHEET
30 JUNE 2003

		2003	2002
	NOTE	£’000	£’000
FIXED ASSETS
Intangible assets	10(iii)	33,993	35,973
Tangible assets	11	2,570	1,969

		36,563	37,942

CURRENT ASSETS
Stock	12	12,476	13,740
Debtors	13	17,057	15,605
Cash at bank and at hand		1,449	—

		30,982	29,345
CREDITORS — AMOUNTS FALLING DUE WITHIN ONE YEAR	14	(22,516)	(19,232)

NET CURRENT ASSETS		8,466	10,113

TOTAL ASSETS LESS CURRENT LIABILITIES		45,029	48,055
CREDITORS — AMOUNTS FALLING DUE AFTER MORE THAN ONE YEAR	15	(42,399)	(47,484)
PROVISION FOR LIABILITIES AND CHARGES	7	—	(38)

NET ASSETS		2,630	533

CAPITAL AND RESERVES
Called up share capital	16	56	48
Share premium account	19	3,327	3,248
Profit and loss account	19	(753)	(2,763)

EQUITY SHAREHOLDERS’ FUNDS	17	2,630	533

Approved by the Board of Directors on 22 September 2003
and signed on its behalf by:

Director

BEN SHERMAN LIMITED

COMPANY BALANCE SHEET
30 JUNE 2003

			2003	2002
	NOTE		£’000	£’000
FIXED ASSETS
Investments	10	(i)	53,072	53,072

CURRENT ASSETS
Debtors	13		3,138	11,524

CREDITORS — AMOUNTS FALLING DUE WITHIN ONE YEAR	14		(10,428)	(13,785)

NET CURRENT LIABILITIES			(7,290)	(2,261)

TOTAL ASSETS LESS CURRENT LIABILITIES			45,782	50,811

CREDITORS — AMOUNTS FALLING DUE AFTER MORE THAN ONE YEAR	15		(42,399)	(47,484)

			3,383	3,327

CAPITAL AND RESERVES
Called up share capital	16		56	48
Share premium account	19		3,327	3,248
Profit and loss account			—	31

EQUITY SHAREHOLDERS’ FUNDS			3,383	3,327

Approved by the Board of Directors on 22 September 2003
and signed on its behalf by:

Director

BEN SHERMAN LIMITED

CASH FLOW STATEMENT
YEAR ENDED 30 JUNE 2003

		2003	2002
	NOTE	£’000	£’000
Net cash inflow from operating activities	21	11,661	6,916

RETURNS ON INVESTMENTS AND SERVICING OF FINANCE
Interest paid		(1,873)	(5,922)

NET CASH (OUTFLOW) FROM RETURNS ON INVESTMENTS AND SERVICING OF FINANCE		(1,873)	(5,922)

TAXATION
UK Corporation tax paid		(794)	(888)

CAPITAL EXPENDITURE
Payments to acquire tangible fixed assets		(1,347)	(474)
Receipts from sales of fixed assets		307	70

NET CASH/(OUTFLOW) FROM CAPITAL EXPENDITURE		(1,040)	(404)

NET CASH INFLOW/(OUTFLOW) BEFORE FINANCING		7,954	(298)

FINANCING
Issue of share capital		187	63
New loans		97	249
Capital element of finance leases		—	(8)
Repayment of loans		(5,267)	—

NET CASH (OUTFLOW)/INFLOW FROM FINANCING		(4,983)	304

INCREASE IN CASH IN THE YEAR	22	2,971	6

BEN SHERMAN LIMITED

NOTES TO THE ACCOUNTS
YEAR ENDED 30 JUNE 2003

1.	ACCOUNTING POLICIES

The financial statements are prepared in accordance with applicable accounting standards. The particular accounting policies adopted by the directors are described below.

BASIS OF CONSOLIDATION

The Group accounts consolidate the accounts of the Company and its subsidiaries made up to 30 June 2003. On the acquisition of a business results are included in trading results from the date control passes.

TURNOVER

Turnover comprises the invoiced value of goods and services supplied by the Group net of value added tax and trade discounts.

LEASED ASSETS

Assets held under finance leases and hire purchase contracts are capitalised at their fair value on the inception of the leases and depreciated over the shorter of the period of the lease and the estimated useful economic lives of the assets. The finance charges are allocated over the year of the lease in proportion to the capital amount outstanding and are charged to the profit and loss account.

Operating lease rentals are charged to profit and loss in equal annual amounts over the lease term.

DEPRECIATION

Fixed assets are stated at cost to the company less provision for any impairment. The cost is depreciated at fixed rates on a straight line basis over the expected useful lives of the assets as follows:

Buildings	50 years
Plant and machinery	10 years
Fixtures and fittings	3 to 5 years
Motor vehicles	4 years

STOCKS

Stocks are valued at the lower of cost and net realisable value after making due allowance for any obsolete or slow moving items.

DEFERRED TAXATION

Deferred tax is provided in full on timing differences which result in an obligation at the balance sheet date to pay more tax, or a right to pay less tax, at a future date, at rates expected to apply when they crystallise based on current tax rates and law. Timing differences arise from the inclusion of items of income and expenditure in taxation computations in periods different from those in which they are included in financial statements. Deferred tax is not provided on timing differences arising from the revaluation of fixed assets where there is no commitment to sell the asset. Deferred tax assets are recognised to the extent that it is regarded as more likely than not that they will be recovered. Deferred tax assets and liabilities are not discounted.

PENSION SCHEME

The group operates defined contribution schemes in respect of certain employees. Contributions are determined at the commencement of each financial year and are charged in full against the profit and loss account for the year.

BEN SHERMAN LIMITED

NOTES TO THE ACCOUNTS
YEAR ENDED 30 JUNE 2003

1.	ACCOUNTING POLICIES (CONT’D)

REVENUE GRANTS

Grants received are credited to income in the same year as the expenditure to which they relate.

CAPITAL GRANTS

Capital grants are deferred and amortised at the same rate as those assets to which they relate.

GOODWILL

On the acquisition of a business, fair values are attributed to the Group’s share of net tangible assets. Where the cost of acquisition exceeds the values attributable to such net assets the difference is treated as purchased goodwill and is amortised on a systematic basis over the estimated useful economic life of the business, depending on specific circumstances.

INVESTMENTS

Investments held as fixed assets are stated at cost, except where provision is required for impairment.

FOREIGN CURRENCIES

Foreign currency transactions in the year have been translated at the rates of exchange then ruling. Monetary assets and liabilities denominated in foreign currencies at the balance sheet date are retranslated at the rates ruling at that date. The translation differences arising are dealt with in the profit and loss account.

The financial statements of foreign subsidiaries are translated into sterling using the net investment method. Balance sheet assets and liabilities are translated using the closing rate of exchange, whilst profit and loss account items are translated using the average rate for the year. The differences arising from the translation of the opening net investment in subsidiaries at the closing rate are taken directly to reserves.

2.	ANALYSIS OF TURNOVER

In accordance with Paragraph 55(5) of Schedule 4 to the Companies Act 1985, analysis of turnover has been omitted. The directors believe that disclosure of such information would be seriously prejudicial to the interests of the company.

BEN SHERMAN LIMITED

NOTES TO THE ACCOUNTS
YEAR ENDED 30 JUNE 2003

3.	OPERATING PROFIT

	2003	2002
	£’000	£’000
Operating profit is stated after charging:
Auditors’ remuneration:
Audit services	33	39
Non audit services	46	31
Depreciation - owned assets	632	694
- assets held under finance leases	—	17
Property rentals	1,046	489
Exceptional item — licence fee surcharge	—	351

4.	INTEREST PAYABLE AND SIMILAR CHARGES

	2003	2002
	£’000	£’000
Bank interest receivable and similar income	(14)	—
Bank loan and overdraft interest (on borrowings repayable within five years)	2,583	3,701
Amortisation of costs of loan finance	119	119

	2,688	3,820

5.	EMPLOYEE INFORMATION

	2003	2002
	£’000	£’000
Staff costs:
Wages and salaries	8,908	6,732
Social security costs	723	580
Pension costs	116	136

	9,747	7,448

	NO. OF EMPLOYEES
	2003	2002
The average number employed by the company (including directors) during the year:	244	220

BEN SHERMAN LIMITED

NOTES TO THE ACCOUNTS
YEAR ENDED 30 JUNE 2003

6.	DIRECTORS’ EMOLUMENTS

	2003	2002
	£’000	£’000
Fees	45	152
Aggregate emoluments	444	371
Pension scheme contributions	44	42

Retirement benefits are accruing to two (2002: 2) of the directors under the company’s defined contribution scheme.

	2003	2002
	£’000	£’000
Highest paid director:
Aggregate emoluments	205	177
Pension scheme contributions	26	25

7.	TAX ON PROFIT ON ORDINARY ACTIVITIES

(i)	Analysis of tax charge on ordinary activities:

	2003	2002
	£’000	£’000
United Kingdom corporation tax at 30% (2002: 30%) for the year	2,370	995
Foreign tax paid	177	—
Double tax relief	(177)	—

Adjustment in respect of prior years:
UK corporation tax	83	—
Foreign tax paid	201	—
Double tax relief	(201)	—

	2,453	995
Deferred tax:
Timing differences, origination and reversal	(24)	(14)
Adjustment in respect of prior years	(100)	—

Tax charge for the year	2,329	981

BEN SHERMAN LIMITED

NOTES TO THE ACCOUNTS
YEAR ENDED 30 JUNE 2003

7.	TAX ON PROFIT ON ORDINARY ACTIVITIES (CONT’D)

(ii)	Factors affecting the tax charge for the period

The tax assessed for the period is more than the standard rate of corporation tax in the UK (30%). The differences are explained below:

	2003	2002
	£’000	£’000
Profit on ordinary activities before tax	5,377	406

Tax at 30% (2002: 30%) thereon	1,613	122
Effects of:
Goodwill — amortisation	594	594
Overseas losses (brought)/carried forward	(70)	74
Non qualifying depreciation	30	61
Other	203	144
Adjustment in respect of prior years	83	—

	2,453	995

(iii)	Movement on deferred taxation balance in the year:

	2003	2002
	£’000	£’000
As at 1 July	38	52
Credit to the profit and loss account	(124)	(14)

As at 30 June — note 13	(86)	38

(iv)	Analysis of deferred taxation balance:

	2003	2003	2002	2002
	£’000	£’000	£’000	£’000
	PROVIDED	UNPROVIDED	PROVIDED	UNPROVIDED
Accelerated capital allowances	(59)	—	48	1
Short term timing differences	(27)	—	(10)	—

Total (asset)/provision	(86)	—	38	1

8.	PROFIT OF PARENT COMPANY

As permitted by Section 228(1) of the Companies Act, the profit and loss account of the parent company is not presented as part of these accounts. The parent company’s profit before dividends for the financial year amounted to £1,007k (2002: £464k).

BEN SHERMAN LIMITED

NOTES TO THE ACCOUNTS
YEAR ENDED 30 JUNE 2003

9.	EQUITY DIVIDENDS

	2003	2002
	£’000	£’000
“A” Ordinary Shares — Fixed Dividend	228	228
“B” Ordinary Shares — Fixed Dividend	55	55
“A” Ordinary Shares — Participating Dividend	607	170
“B” Ordinary Shares — Participating Dividend	148	41

	1,038	494

10.	INVESTMENTS AND INTANGIBLE ASSETS

(i)	THE COMPANY SHARES IN SUBSIDIARIES

	2003	2002
	£’000	£’000
Cost	53,072	53,072

(ii)	SUBSIDIARY INFORMATION

			PROPORTION OF
	NATURE OF	COUNTRY OF	EQUITY SHARES
	BUSINESS	INCORPORATION	HELD
Ben Sherman Group Limited	Trading	Northern Ireland	100%
Ben Sherman (Australia) Pty Ltd	Trading	Australia	100%
The Branded Shirt Company Limited	Dormant	England	100%
Tern Shirts Limited	Dormant	England	100%
Neal and Cooper Limited	Dormant	England	100%
Dunkeld Fashions Limited	Dormant	England	100%
Slix Limited	Dormant	England	100%
Sherman Cooper Inc.	Dormant	USA	100%
Ben Sherman (Lurgan) Limited	Dormant	Northern Ireland	100%
Ben Sherman (Manufacturing) Limited	Dormant	Northern Ireland	100%
Sherman Cooper Marketing Limited	Trading	England	100%
Textile Caledonia Investments Limited	Non — Trading	Scotland	100%

The results of Textile Caledonia Investments Limited have been excluded from consolidation on the grounds of materiality.

(iii)	THE GROUP — INTANGIBLE ASSETS

	2003	2002
	£’000	£’000
Goodwill

Opening Balance	35,973	37,953
Amortised during the year	(1,980)	(1,980)

At end of year	33,993	35,973

Goodwill arising on the acquisition of subsidiary undertakings is being amortised over 20 years which reflects the economic life of the acquired goodwill.

BEN SHERMAN LIMITED

NOTES TO THE ACCOUNTS
YEAR ENDED 30 JUNE 2003

11.	TANGIBLE ASSETS

GROUP:

	FREEHOLD	LEASEHOLD
	LAND AND	LAND AND	PLANT AND	FIXTURES AND	MOTOR
	BUILDINGS	BUILDINGS	MACHINERY	FITTINGS	VEHICLES	TOTAL
	£’000	£’000	£’000	£’000	£’000	£’000
COST:
At 1 July 2002	108	1,231	315	2,230	222	4,106
Additions	—	46	—	1,301	—	1,347
Disposals	(108)	—	—	(20)	(116)	(244)
Transfers	—	8	3	(11)	—	—

At 30 June 2003	—	1,285	318	3,500	106	5,209

DEPRECIATION:
At 1 July 2002	20	215	291	1,442	169	2,137
Charge for year	—	32	17	557	26	632
Disposals	(20)	—	—	(5)	(105)	(130)
Transfers	—	—	2	(2)	—	—

At 30 June 2003	—	247	310	1,992	90	2,639

NET BOOK VALUE:
At 30 June 2003	—	1,038	8	1,508	16	2,570

At 1 July 2002	88	1,016	24	788	53	1,969

The net book value of leasehold land and buildings comprises:

	2003	2002
	£’000	£’000
Short term leases	51	8
Long term leases	987	1,008

	1,038	1,016

Fixed assets include £nil (2002 - £4k) held under finance leases and hire purchase contracts.

12.	STOCK

	THE GROUP	THE GROUP
	2003	2002
	£’000	£’000
Finished Goods	12,476	13,740

There is no material difference between the replacement cost of stocks and their balance sheet values.

BEN SHERMAN LIMITED

NOTES TO THE ACCOUNTS
YEAR ENDED 30 JUNE 2003

13.	DEBTORS

	THE GROUP	THE COMPANY	THE GROUP	THE COMPANY
	2003	2003	2002	2002
Amounts falling due within one year:	£’000	£’000	£’000	£’000
Trade debtors	15,406	—	13,653	—
Amounts owed by group undertakings	—	3,138	—	11,422
Other debtors including corporation tax	781	—	1,116	100
Prepayments	784	—	836	2
Deferred tax asset — note 7	86	—	—	—

	17,057	3,138	15,605	11,524

14.	CREDITORS — AMOUNTS FALLING DUE WITHIN ONE YEAR

	THE GROUP	THE COMPANY	THE GROUP	THE COMPANY
	2003	2003	2002	2002
	£’000	£’000	£’000	£’000
Bank loans and overdrafts (note 15)	7,290	7,290	8,685	12,288
Other loans (note 15)	34	34	127	127
Trade creditors	3,934	—	3,174	—
Other creditors	393	—	959	—
Corporation tax	1,659	—	—	—
Other taxes and social security	1,552	—	665	—
Accruals and deferred income	5,879	1,329	4,885	633
Dividend payable	1,775	1,775	737	737

	22,516	10,428	19,232	13,785

15.	CREDITORS — AMOUNTS FALLING DUE AFTER ONE YEAR

	THE GROUP	THE COMPANY	THE GROUP	THE COMPANY
	2003	2003	2002	2002
	£’000	£’000	£’000	£’000
Bank loans	7,699	7,699	13,000	13,000
Other loans	34,938	34,938	34,841	34,841

	42,637	42,637	47,841	47,841
Less unamortised cost of loan finance	(238)	(238)	(357)	(357)

	42,399	42,399	47,484	47,484

BEN SHERMAN LIMITED

NOTES TO THE ACCOUNTS
YEAR ENDED 30 JUNE 2003

15.	CREDITORS — AMOUNTS FALLING DUE AFTER MORE THAN ONE YEAR (CONT’D)

	THE GROUP	THE COMPANY	THE GROUP	THE COMPANY
	2003	2003	2002	2002
	£’000	£’000	£’000	£’000
ANALYSIS OF LOAN REPAYMENT AND OVERDRAFTS
Bank overdraft:	2,290	2,290	3,812	7,415
Bank loans:
- within one year	5,000	5,000	4,873	4,873
- between one and two years	5,000	5,000	6,000	6,000
- between two and five years	2,699	2,699	7,000	7,000
Other loans:
- within one year	34	34	127	127
- between one and two years	3,662	3,662	—	—
- between two and five years	22,738	22,738	17,805	17,805
- after more than five years	8,538	8,538	17,036	17,036

	49,961	49,961	56,653	60,256

The Group’s bank borrowings and other loans are secured by fixed and floating charges over the assets of the Group.

Loans due after more than five years comprises two loans and two variable rate unsecured PiK notes repayable in annual instalments on 31 August from 2004 to 2008. The applicable interest rate is LIBOR and is calculated on a six monthly basis for the loan and a quarterly basis for the variable rate unsecured PiK notes.

Term loans by Bank of Scotland are secured using debentures by Ben Sherman Limited, dated 22 August 2000 and registered 30 August 2000 and debentures by Ben Sherman Group Limited (Formerly Sherman Cooper Limited) and Sherman Cooper Marketing Limited dated 22 August 2000 and registered 4 September 2000 incorporating a fixed charge over 18 Portadown Road, Lurgan, Craigavon.

BEN SHERMAN LIMITED

NOTES TO THE ACCOUNTS
YEAR ENDED 30 JUNE 2003

16.	SHARE CAPITAL

	THE COMPANY	THE COMPANY
	2003	2002
	£	£
AUTHORISED:
66,667 (2002: 50,000) £1 Ordinary Shares	66,667	50,000
“A” Ordinary Shares 228,033 at 1p	2,280	2,280
“B” Ordinary Shares 55,300 at 1p	553	553

	69,500	52,833

CALLED UP, ALLOTTED AND FULLY PAID:
54,999 (2002: 46,250) £1 Ordinary Shares	54,999	46,250
“A” Ordinary Shares 90,000 at 1p	900	900
“B” Ordinary Shares 55,300 at 1p	553	553

	56,452	47,703

Holders of “A” Ordinary Shares are entitled to a fixed dividend of £2.533 per share and for each financial year of the company up to 30 June 2003, 12.072% of net profit and for each financial year of the company following 30 June 2003, 16.096% of net profit.

Holders of “B” Ordinary Shares are entitled to a fixed dividend of £1 per share and for each financial year of the company up to 30 June 2003, 2.928% of net profit and for each financial year of the company following 30 June 2003, 3.904% of net profit.

On a winding up, holders of “A” Ordinary Shares and “B” Ordinary Shares have equal first priority over the £1 Ordinary Share capital and are entitled to the balance of any assets.

During the year 18,749 £1 Ordinary shares were issued for £10 per share and 10,000 shares were cancelled.

17.	RECONCILIATION OF MOVEMENTS IN CONSOLIDATED SHAREHOLDERS’ FUNDS

	2003	2002
	£’000	£’000
Profit/(loss) for the financial period	3,048	(575)
Dividends	(1,038)	(494)

	2,010	(1,069)
Opening shareholders’ funds	533	1,539

Shares issued in the period:
Nominal value	18	7
Share premium	169	56

Shares cancelled in the period:
Nominal value	(10)	—
Share premium	(90)	—

Closing shareholders’ funds	2,630	533

BEN SHERMAN LIMITED

NOTES TO THE ACCOUNTS
YEAR ENDED 30 JUNE 2003

18.	COMMITMENTS AND CONTINGENCIES

(i)	At 30 June 2003 the group was committed to making the following payments during the next year in respect of operating leases:

	2003	2002	2003	2002
	PROPERTY	PROPERTY	OTHER	OTHER
	£’000	£’000	£’000	£’000
Operating Leases which expire:
In less than one year	41	105	12	—
Between one and two years	281	30	—	—
Between two and five years	9	487	59	5
After five years	583	—	—	—

(ii)	The group has entered into cross guarantees in favour of the Bank of Scotland to secure the respective liabilities of all group companies and is committed to letters of credit for £380k (2002 - £1,696k).

19.	RESERVES

	GROUP
	PROFIT AND LOSS	SHARE
	ACCOUNT	PREMIUM
	£’000	£’000
At 30 June 2002	(2,763)	3,248
Shares issued	—	169
Shares cancelled	—	(90)
Profit for the year	2,010	—

Balance at the end of year	(753)	3,327

20.	PENSION SCHEME

The group operates a defined contribution scheme, by providing contributions to the personal pension plans of certain individuals. The assets of the Scheme are held separately from those of the group and are invested with insurance companies. The charge for the year was £116k (2002: £136k) representing the contributions paid during the year.

21.	RECONCILIATION OF OPERATING PROFIT TO NET CASH INFLOW FROM OPERATING ACTIVITIES

	2003	2002
	£’000	£’000
Operating profit	7,872	4,234
Goodwill amortisation	1,980	1,980
Depreciation	632	711
Increase in debtors	(1,466)	(1,540)
Increase in creditors	1,379	2,889
Decrease/(Increase) in stock	1,264	(1,358)

Net cash inflow from operating activities	11,661	6,916

BEN SHERMAN LIMITED

NOTES TO THE ACCOUNTS
YEAR ENDED 30 JUNE 2003

22.	RECONCILIATION OF NET CASH FLOW TO MOVEMENT IN NET DEBT

	2003	2002
	£’000	£’000
Increase in cash in the year	2,971	6
Cash inflow/(outflow) from decrease/(increase) in debt and lease financing	5,170	(241)

Changes in net debt resulting from cashflows	8,141	(235)

Net debt at start of year	(56,296)	(55,942)
Amortisation of cost of loan finance	(119)	(119)

Net debt at end of year	(48,274)	(56,296)

23.	ANALYSIS OF NET DEBT

	AT 30/6/02	CASH FLOW	OTHER	AT 30/6/03
	£’000	£’000	£’000	£’000
Cash at bank	—	1,449	—	1,449
Overdrafts	(3,812)	1,522	—	(2,290)

	(3,812)	2,971	—	(841)

Debt due after more than one year	(47,484)	170	4,915	(42,399)
Debt due within one year	(5,000)	5,000	(5,034)	(5,034)

	(56,296)	8,141	(119)	(48,274)